Exhibit 10.1

AMENDMENT NO. 4 TO SECURITIES PURCHASE AGREEMENT

This AMENDMENT NO. 4 TO SECURITIES PURCHASE AGREEMENT (this “Amendment”) is made as of March 27, 2018 (the “Effective Date”), among CurAegis Technologies, Inc., a New York corporation (the “Company”), and each Purchaser executing a signature page to this Amendment. All capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Securities Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Company and each Purchaser executing a signature page to this Amendment are parties to that certain Securities Purchase Agreement, dated as of May 31, 2017 (as amended by that certain Amendment to Securities Purchase Agreement, made as of August 4, 2017, among the Company and each Purchaser executing a signature page thereto, that certain Amendment No. 2 to Securities Purchase Agreement, made as of November 30, 2017, among the Company and each Purchaser executing a signature page thereto, and that certain Amendment No. 3 to Securities Purchase Agreement, made as of February 21, 2018, among the Company and each Purchaser executing a signature page thereto, the “Securities Purchase Agreement”); and

WHEREAS, pursuant to Section 8.7 of the Securities Purchase Agreement, the Securities Purchase Agreement may be amended upon the consent of the Company and Purchasers representing a majority of the outstanding Securities (the “Required Consent”), and the undersigned constitute the Required Consent.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment, intending to be legally bound, agree as follows:

Section 1.     Amendments.

1.1.     Section 2.3(a).  The phrase “for up to three hundred (300) days after the Initial Closing” in Section 2.3(a) of the Securities Purchase Agreement is hereby deleted and replaced with “until September 30, 2018”.

1.2     Except as otherwise specifically provided herein, all terms, provisions and conditions of the Securities Purchase Agreement remain in full force and effect. To the extent the terms, provisions or conditions of this Amendment and those of the Securities Purchase Agreement are in conflict, the terms, provisions or conditions of this Amendment shall supersede those of the Securities Purchase Agreement. This Amendment shall be attached to and become a part of the Securities Purchase Agreement, and from and after the date hereof, references to the Securities Purchase Agreement shall mean the Securities Purchase Agreement as amended by this Amendment.

Section 2.     Miscellaneous.

2.1.     This Amendment contains the entire agreement and understanding among the parties hereto concerning the subject matter herein and supersedes all prior agreements, written or oral, concerning the subject matter herein and there are no oral understandings, statements or stipulations bearing upon the effect of this Amendment which have not been incorporated herein.

2.2     This Amendment may be executed simultaneously in one or more counterparts, each one of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A signed copy of this Amendment delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

[signature page follows]

IN WITNESS WHEREOF, the Company and the Purchasers executing a signature page hereto have executed this Amendment effective as of the Effective Date.

CURAEGIS TECHNOLOGIES, INC.

By: ___________________________ Name: Kathleen A. Browne Title: Chief Financial Officer

PURCHASERS:

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